Exhibit 99.1

PPT-053-INV_PRES_08-08 Investor Presentation August 2008

EXCO Resources, Inc. 2 PPT-053-INV_PRES_08-08 Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," " believe," "continue," "intend," " plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • imports of foreign oil and natural gas, including liquefied natural gas; • future capital requirements and availability of financing; • estimates of reserves and economic assumptions used in connection with our acquisitions; • geological concentration of our reserves; • risks associated with drilling and operating wells; • explorator y risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville shale play in East Texas/North Louisiana; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • title to our properties; • competition; • litigation; • general economic conditions, including costs associated with drilling and operation of our properties; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments; • deciding whether or not to enter into derivative financial instruments; • events similar to those of September 11, 2001; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire.

EXCO Resources, Inc. 3 PPT-053-INV_PRES_08-08 Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “ potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2007 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc. 4 PPT-053-INV_PRES_08-08 Disciplined Growth Strategy EXCO’s formula for creating equity value enables us to deliver strong, sustainable equity returns over the long term Disciplined Growth Strategy Acquire Long-Life Properties in Key Areas Aggressively Develop Asset Base IRR Target: 25-45% Identify and Exploit Upside Potential IRR Target: 12-15% IRR Target: 25-100% Operate Efficiently Finance Appropriately Achieve Outstanding Equity Returns Target – 25-35% Actual – 40+% since 1998

EXCO Resources, Inc. 5 PPT-053-INV_PRES_08-08 Historical Results $114 $206 $614 $845 2005 2006 2007 2008E $129 $766 $990 $287 2005 2006 2007 2008E Cash Flow From Operations (millions)(1,3) Adjusted EBITDA (millions)(1) 24 50 121 146 2005 2006 2007 2008E 668 1,224 2,175 406 2004 2005 2006 2007PF Production (Bcfe) Proved Reserves (Bcfe) (1) Non-GAAP measure – please see our website www.excoresources.com under the investor Relations tab for a reconciliation of this measure to GAAP (2) Actual results for 1H 2008 and midpoint of guidance (3) Cash flow from operations before changes in working capital. (4) Includes reserves of TXOK (5) Including acquisitions closed in 2008 based on acquisition pricing (5) (2) (2) (2) Significant growth in operating and financial measures 97% CAGR 95% CAGR 75% CAGR 84% CAGR (4)

EXCO Resources, Inc. 6 PPT-053-INV_PRES_08-08 Key Investment Highlights • Outstanding Track Record – 40+% annualized growth in common share value since 1998 – 84% and 75% compounded growth rates in production and reserves since 2005 • Outstanding Reserve Base(1) – 2.2 Tcfe proved reserves – 2.7 Tcfe low risk unproved reserves – 11.1 - 19.3 Tcfe additional higher risk potential • Strong Inventory of Drilling Locations and Acreage – More than 12,000 engineered, low risk drilling locations; approximately 900 engineered exploitation projects – 1.9 million net acres including acreage in Marcellus, Huron and Haynesville shale • Experienced Management Team with Significant Insider Ownership – Average 20+ years of public/private experience – Management and ALL employees own 9.1% of common shares on a fully diluted basis Outside board members and their affiliates own 31.7% of common shares on a fully diluted basis • Competitive Industry Position – Top 25 US domestic oil and gas company in reserves and production, including the majors – ~$8.0 billion enterprise value Our track record and reserve base have positioned us as a Top 25 US domestic oil and natural gas company (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects unless otherwise stated

EXCO Resources, Inc. 7 PPT-053-INV_PRES_08-08 Peer Valuation Comparison Valuation Analysis 1) Enterprise value based on share price as of closing price on August 20, 2008. Long term debt is as of 6/30/08 plus any announced acquisitions or divestitures with corresponding increase or reduction to debt. 2) EBITDA is from Thomson First Call projections for full year 2008 as of August 21, 2008. 3) Share price is as of market close on August 20, 2008, and CF per share is from Thomson First Call as of August 21, 2008, other than XCO which is based on midpoint of guidance. Note: Peers include Cabot, Petrohawk, Range, SandRidge, and Southwestern $27,212 $26,673 $25,174 $19,948 $34,157 $20,950 $22,102 Peer 3 Peer 4 Peer 5 Avg Peer 1 Peer 2 XCO $9.91 $5.59 $4.93 $3.77 $3.62 $2.98 $8.34 Peer 4 Peer 3 Avg Peer 5 Peer1 XCO Peer 2 Enterprise Value / Daily Production Q2 Actuals1 Enterprise Value / Current Proved Reserves1 7.2x 7.9x 9.1x 9.1x 9.8x 10.7x 10.1x Peer 5 Peer 3 Peer 4 Peer 1 Avg XCO Peer 2 Enterprise Value / EBITDA1,2 5.9x 6.8x 7.6x 8.1x 8.9x 10.4x 9.3x Peer 4 Peer 3 Peer 5 Avg Peer 1 Peer 2 XCO Share Price / CF per Share3

EXCO Resources, Inc. 8 PPT-053-INV_PRES_08-08 <0.1 Tcfe Proved 0.2 Tcfe 3P 1.3 Tcfe 3P+ 2 Mmcfe/d Proved Reserves = 2.2 Tcfe 3P Reserves = 4.9 Tcfe 3P+ Reserves = 16.1 – 24.3 Tcfe Current Production = 400 Mmcfe/d Rockies 0.1 Tcfe Proved 0.3 Tcfe 3P 0.6 Tcfe 3P+ 30 Mmcfe/d Permian Basin 0.6 Tcfe Proved 1.2 Tcfe 3P 8.2 – 13.2 Tcfe 3P+ 56 Mmcfe/d Appalachia 0.4 Tcfe Proved 0.5 Tcfe 3P 0.6 Tcfe 3P+ 62 Mmcfe/d Mid-Continent 1.1 Tcfe Proved 2.7 Tcfe 3P 5.4 – 8.6 Tcfe 3P+ 250 Mmcfe/d East Texas / North Louisiana Reserve Base Our focus areas contain between 16 and 24 Tcfe of reserves(1) (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects

EXCO Resources, Inc. 9 PPT-053-INV_PRES_08-08 Inventory for the Future Includes over 23,800 drilling locations representing 14.5 – 22.7 Tcfe of reserves Appalachia 6,500+ 7.0-12.0 ETX/NLA 2,100+ 2.6-5.8 Mid-Continent 500+ 0.1 Permian 700+ 0.3 Rockies 2,000+ 1.1 Appalachia 8,165 0.8 ETX/NLA 3,021 2.0 Mid-Continent 548 0.2 Permian 684 0.3 Rockies 150 0.2 Engineered Locations Reserves (Tcfe) Potential Locations Reserves (Tcfe) Low Risk Drilling Upside 3.4 Tcfe 12,000+ Locations Developing Potential 11.1 - 19.3 Tcfe 11,800+ Locations Proved Developed 1.5 Tcfe $7.3 Billion of Future Capital • Nearly all low risk reserves will be developed or proved over 4 to 6 years

RPT-053-INV_PRES_08-08

Marcellus and Huron Shale Fairways

We believe our Appalachian Division assets contain 7 - 12 Tcfe of potential shale reserves


MI
CANADA
LAKE ERIE
NY
Marcellus Fairway
PA
OH
OUTCROP
MARCELLUS
MD
DE
WV
Huron Fairway
KY
VA

EXCO acreage in counties shaded yellow

Marcellus

- Total Marcellus shale acreage
  - 443,000 gross
  - 395,000 net
- Marcellus fairway acreage
  - 298,000 gross
  - 276,000 net in > 100' thick and overpressured
- Drill four horizontal Marcellus wells
  - Spud two in Q2 2008
  - Found 194 feet of high porosity and total organic carbon shale
- Drill seven vertical Marcellus wells across acreage in 2008
  - Spud three in Q2 2008

Huron

- Total Huron shale acreage
  - 145,000 gross
  - 121,000 net
- Drill nine horizontal Huron wells
  - First spud in Q2 2008

EXCO Resources, Inc. | 10

EXCO Resources, Inc. 11 PPT-053-INV_PRES_08-08 Haynesville / Bossier Shale We believe our East Texas/North Louisiana assets contain 2 - 6 Tcfe of potential shale reserves EXCO acreage in areas shaded yellow Total Haynesville shale acreage – 139,000 gross – 119,800 net • 2008 Haynesville plans – 2008 plan includes 17 vertical and three horizontal wells – Drilled six vertical wells in four Counties / Parishes • 1st four IP’d at 0.5 – 2.8 Mmcfe/d • Found average 200 feet of high porosity and total organic carbon shale – Currently drilling one operated horizontal and two vertical wells – Plan to drill two more operated horizontal and nine more vertical wells – Continue leasing prospective acreage • “Proven-Up” Counties / Parishes – Caddo – DeSoto – Harrison – Panola – Red River – Rusk EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields

EXCO Resources, Inc. 12 PPT-053-INV_PRES_08-08 EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields Gathering Lines Intrastate Lines Planned Intrastate Expansion • Strategically positioned for industry activity • Current throughput 538 Mmcf/d • Q2 2008 EBITDA - $12 million • 2009E EBITDA $50 - $60 million • East Texas expansion nearing completion – 100 Mmcf/d capacity with ability to increase to 200 Mmcf/d • North Louisiana expansion expected in service 2009 – 500 Mmcf/d capacity with the ability to increase to >1.0 Bcf/d Midstream Operations East Texas / North Louisiana

EXCO Resources, Inc. 13 PPT-053-INV_PRES_08-08 Net Asset Value Summary In millions, except per share and per unit Low High Proved Reserves 2.2 Tcfe at $3.25 to $3.75 per Mcfe $7,069 $8,156 Low-risk Unproved Upside 2.7 Tcfe at $0.50 to $0.75 per Mcfe 1,371 2,056 Potential Upside 10.9 - 18.9 Tcfe -- -- Midstream Assets 500 600 Total Asset Value $8,939 $10,812 Less: Net Long-term Debt 2,901 2,901 Equity Value $6,038 $7,911 Fully Diluted Shares 214 214 NAV per Share Potential Upside Value Per Share Average values at current lease rates(1) NAV per Share with Potential $28.22 $10.61 $38.83 $36.97 $14.99 $51.96 (1) Equates to $0.17 - $0.20 per Mcfe of potential reserves

EXCO Resources, Inc. 14 PPT-053-INV_PRES_08-08 2008 Capital Budget and Drilling Schedule 65% 18% 11% 4% 2% Drilling & Completion $594 MM (608 projects) Operations & Other $106 MM Shale Leasing $170 MM Exploitation $35 MM (82 projects) Our currently approved development budget totals $943(1) million, which includes $170 million for Appalachia shale leasing and drilling and $90 million for Haynesville shale leasing and drilling (1) Includes $19MM of Midstream capital and $19MM of IT capital (2) Excludes $19MM of Midstream capital and $19MM of IT capital Midstream $19 MM 2008 Capital Program(2) Area Drilling & Completion (Net MM) Gross Projects (#) Exploitation (Net MM) Gross Projects (#) Shale Leasing (Net MM) Operations & Other (Net MM) Total 2008 Capital Budget (Net MM) ETX / NLA $ 329 161 $ 26 25 $ 54 $ 72 $ 481 Appalachia 108 249 4 22 116 15 243 Mid-Continent 48 57 4 30 - 5 57 Permian 98 137 1 3 - 10 109 Rockies 11 4 - 2 - 4 15 Total $ 594 608 $ 35 82 $ 170 $ 106 $ 905

EXCO Resources, Inc. 15 PPT-053-INV_PRES_08-08 Liquidity and Financial Position (1) Excludes unamortized bond premium (2) Excludes $7.7 million in offering costs (3) Net of $3.9 million in letters of credit at June 30, 2008 and August 1, 2008 (in thousands) June 30, 2008 August 1, 2008 Cash $ 34,142 $ 59,355 Bank debt (LIBOR + 125-175bps) $ 2,164,000 $ 2,215,500 Senior unsecured term loan - 300,000 Senior notes (7 1/4%)(1) 444,720 444,720 Total debt $ 2,608,720 $ 2,960,220 7% convertible preferred(2) $ 2,000,000 - Common shareholders’ equity 640,984 2,640,984 Total capitalization $ 5,249,704 $ 5,601,204 Net debt to total capitalization 49% 52% Borrowing base $ 2,475,000 $ 2,475,000 Unused borrowing base(3) $ 307,100 $ 255,600 • Converted preferred stock into approximately 105 million shares of common stock on July 18, 2008, resulting in annual dividend savings of $140 million

EXCO Resources, Inc. 16 PPT-053-INV_PRES_08-08 Current Hedge Position NYMEX Swaps Gas Mmcf Contract price per Mmcf Oil Mbbls Contract price per Bbl Percent Hedged(1) Q3 2008 26,900 8.29 388 72.15 79% Q4 2008 26,910 8.39 450 78.60 78% 2009 100,530 8.18 1,580 80.61 73% 2010 40,748 8.03 1,203 104.53 32% 2011 9,125 7.97 730 116.00 9% 2012 1,830 4.51 - - 1% 2013 1,825 4.51 - - 1% Total 207,868 $ 8.12 4,351 $ 92.21 Total of 233,974 Mmcfe Hedged at $8.93 (1) Based on 2008 production guidance • Target hedging 65-80% of production volumes for 3-5 years • Hedging program covers long term debt • Only 11% of Proved Reserves hedged • $700 million of interest rate swaps at an average LIBOR rate of 2.66%

EXCO Resources, Inc. 17 PPT-053-INV_PRES_08-08 2008 Guidance 2008E(1) ($ in thousands, except per unit amounts) Low High Production: Oil – Mbbls 2,062 2,082 Gas – Mmcf 132,170 133,970 Mmcfe 144,582 146,482 Per day – Mmcfe 395 400 Differentials to NYMEX: Oil per Bbl ($2.91) ($2.79) Gas per Mcf 100.7% 102.2% Lease operating expense $154,680 $160,680 Stock based compensation - LOE $5,260 $6,160 Gathering expense – per Mcfe $0.10 $0.13 Production tax rate 5.7% 6.2% Other income $4,180 $4,680 Midstream revenue $74,850 $84,850 Midstream expense $66,850 $75,850 Midstream income $8,000 $9,000 Depletion rate per Mcfe $3.00 $3.05 Depreciation rate per Mcfe $0.16 $0.21 Asset retirement obligation $5,880 $6,380 Cash G&A $72,220 $74,220 Non-cash stock comp $10,710 $13,710 Interest expense(2) $155,260 $159,260 Tax rate 40% 40% Cash tax rate 0% 0% Preferred dividends $77,000 $77,000 Adjusted EBITDA at Midpoint(3) $990,300 (1) 2008 guidance includes actual results for the first and second quarters of 2008 (2) Includes $5.2 million of non-cash deferred financing cost amortization in Q3 and Q4 related to the senior unsecured term loan (3) 2008 estimates based on NYMEX $90 oil and $9 natural gas for the third and fourth quarters

PPT-053-INV_PRES_08-08

Quarterly 2008 Guidance



($ in thousands, except per unit amounts)	3rd Q 2008E Low	3rd Q 2008E High	4th Q 2008E Low	4th Q 2008E High
Production:				
Oil - Mbbls	500	510	510	520
Gas - Mmcf	33,300	34,200	34,200	35,100
Mmcfe	36,300	37,300	37,300	38,200
Per day - Mmcfe	395	405	405	415
Differentials to NYMEX:				
Oil per Bbl	($3.75)	($3.50)	($3.75)	($3.50)
Gas per Mcf	97%	100%	97%	100%
Lease operating expense	$41,500	$44,500	$41,500	$44,500
Stock based compensation – LOE	$750	$1,250	$2,390	$2,790
Gathering expense – per Mcfe	$0.10	$0.15	$0.10	$0.15
Production tax rate	6.0%	7.0%	6.0%	7.0%
Other income	$250	$500	$250	$500
Midstream revenue	$20,000	$25,000	$20,000	$25,000
Midstream expense	$18,000	$22,500	$18,000	$22,500
Midstream income	$2,000	$2,500	$2,000	$2,500
Depletion rate per Mcfe	$3.05	$3.15	$3.05	$3.15
Depreciation rate per Mcfe	$0.15	$0.25	$0.15	$0.25
Asset retirement obligation	$1,545	$1,795	$1,545	$1,795
Cash G&A	$17,000	$18,000	$17,500	$18,500
Non-cash stock comp	$2,070	$3,070	$4,070	$6,070
Interest expense(1)	$45,300	$47,300	$46,300	$48,300
Tax rate	40%	40%	40%	40%
Cash tax rate	0%	0%	0%	0%
Preferred dividends	$7,000	$7,000	$0	$0
Fully diluted shares outstanding(2)	216,000	217,000	216,000	217,000
Adjusted EBITDA at Midpoint(3)	$231,500		$241,900	

(1) Includes $5.2 million of non-cash deferred financing cost amortization in Q3 and Q4 related to the senior unsecured term loan
(2) Fully diluted shares outstanding includes 105,263,158 shares in the third and fourth quarters resulting from the conversion of preferred stock on July 18, 2008
(3) 2008 estimates based on NYMEX $90 oil and $9 natural gas for the third and fourth quarters

EXCO Resources, Inc. | 18

PPT-053-INV_PRES_08-08 Regional Overviews

EET-053-INV_PRES_08-08

Long Reserve Life and Multi-Year Project Inventory Across All Regions

As of June 30, 2008[1]

	East TX / North LA	Haynesville[2] (shale)	Appalachia (shallow)	Appalachia[3] (shale)	Mid-Continent	Permian	Rockies	Total
Reserves & Well Summary:								
Proved Reserves[4] (Bcfe)	1,119	-	584	-	316	144	12	2,175
Total Reserves[5] (Bcfe)	**2,716**	**-**	**1,160**	**-**	**468**	**339**	**233**	**4,916**
Potential (Bcfe)	388	2,300-5,500	-	7,000-12,000	100	300	1,100	11,188-19,388
Total Reserves + Potential (Bcfe)	**3,104**	**2,300-5,500**	**1,160**	**7,000-12,000**	**568**	**639**	**1,333**	**16,104-24,304**
Production (Mmcfe/d)	250	-	56	-	62	30	2	400
Reserve Life[6] (Years)	12.3	-	28.6	-	14.0	13.2	16.4	14.9
Well Count[7] (Gross)	1,708	-	9,285	-	1,638	287	66	12,984
Well Count[7] (Net)	1,266	-	8,463	-	937	229	54	10,949
Acreage, Projects & Budget Summary:								
Gross / Net Acreage (Thousands)	347/292	142/120	1,301/1,192	443/395	379/222	72/50	150/133	2,249/1,889
Gross Drilling Locations (Total / 2008E)	3,013/141	2,100/20	8,165/229	6,500/20	1,048/57	1,384/156	2,150/9	24,360/608
Gross Exploitation Projects (Total / 2008E)	543/25	-/-	121/22	-/-	179/30	44/3	7/2	894/82
2008 Drilling and Develop Budget[8] (Millions)	$ 391	$ 90	$ 73	$ 170	$ 57	$ 109	$ 15	$ 905

(1) Pro Forma for Appalachia and East Texas acquisitions
(2) Appalachia shale acreage is subset of Appalachia shallow acreage
(3) Haynesville shale acreage is subset of East TX / North LA acreage
(4) December 31, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(5) December 31, 2007 proved, probable and possible reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(6) Reserve life based on proved reserves and annualized production
(7) We operate approximately 90% of our gross and net wells
(8) Includes drilling and completion, exploitation, operations and other capital; Midstream and IT capital not included

EXCO Resources, Inc. | 20

EXCO Resources, Inc. 21 PPT-053-INV_PRES_08-08 Rockies Permian Basin East Texas / North Louisiana Undrilled, Low-Risk Upside Totals Approximately 3.4 Tcfe PUD Reserves = 0.7 Tcfe PRB Reserves = 1.0 Tcfe POS Reserves = 1.7 Tcfe 0.2 Tcfe • Lance, Fort Union, Tensleep, Frontier, Mesa Verde formations • Conventional limestone traps at 5,000’-17,500’ • 150 locations • 1 to 2 rigs drilling in 2008 • Average capital per well - $0.5MM to $7.0MM • Average EUR per well - 0.5 to 4.0 Bcfe 0.3 Tcfe • Canyon Sands, Canyon Reefs, Wolfcamp Reefs and Clearfork Carbonates • Typical depths of 7,000’-9,000’, testing shallow oil at 4,000’ • 684 locations • 3 to 4 rigs drilling in 2008 • Average capital per well – $700,000 • Average EUR per well –0.4 to 0.5 Bcfe 0.8 Tcfe • Shallow oil and gas “resource play” • Multiple conventional and shale formations 2,000’ – 6,000’ • 8,165 locations • 9 to 11 rigs drilling in 2008 • Average capital per well – $250,000 - $300,000 • Average EUR per well –130 Mmcfe 0.2 Tcfe • Cherokee, Chester, Morrow, Sycamore, Hunton and Viola formations • Tight limestone and sandstone targets at 4,000’- 17,000’ • 548 Locations • 2 to 4 rigs drilling in 2008 Golden Trend • Average capital per well – $2.5MM to $4.4MM • Average EUR per well –0.8 Bcfe to 3.0 Bcfe Mocane Laverne • Average capital per well – $1.0MM • Average EUR per well –0.4 Bcfe to 1.5 Bcfe Mid-Continent Appalachia 2.0 Tcfe • Primarily Cotton Valley, Hosston and Bossier tight sand formations • Typical depths of 10,000’-15,000’ • 3,013 Locations • 9 to 12 rigs drilling in 2008 Vernon • Average capital per well – $4.0MM to $5.0MM • Average EUR per well –2.0 Bcfe to 4.0 Bcfe Cotton Valley • Average capital per well – $1.5MM to $2.4MM • Average EUR per well –0.6 Bcfe to 1.5 Bcfe

EXCO Resources, Inc. 22 PPT-053-INV_PRES_08-08 Rockies Permian Basin Appalachia Mid-Continent East Texas / North Louisiana 0.3 Tcfe Potential • 15,000 net acre field extension completed • Wolfcamp / Clearfork oil play being evaluated by 3D • 20,000 acre Tannehill shallow oil being worked – evaluating 3D • Leasing additional acreage • Acquiring additional proprietary 3-D seismic Estimated Unbooked Potential Totals approximately 11.1 – 19.3 Tcfe • Total company acreage approximates 1,900,000 total net acres 1.1 Tcfe Potential • Drilled Wind River test well; preparing to complete • Leasing acreage • Drill four evaluation wells in 2008 • Evaluating JV opportunities 7.0 – 12.0 Tcfe Potential • Drilled five Marcellus shale test wells with encouraging results • Leasing additional acreage • Staffing to exploit our Marcellus and Huron shale positions • Planning seven vertical and four horizontal Marcellus and nine Huron shale horizontal wells in 2008 • Evaluating JV opportunities 0.1 Tcfe Potential • Downspacing in Golden Trend and Mocane-Laverne • Atoka recompletions in Mocane-Laverne • Basal Chester deepening and drilling • Modeling 3D to detect deeper Chester formation 2.6 – 5.8 Tcfe Potential • Drilling numerous downspacing pilot locations • Drilling Vernon stepouts – successful results • Evaluating 65,000 acres of leasehold near Vernon to continue field extension • Conducting extensive refrac program at Vernon • Leasing and testing new Cotton Valley and Haynesville shale field areas • Haynesville-drilled six vertical wells; evaluating acreage

EXCO Resources, Inc. 23 PPT-053-INV_PRES_08-08 East Texas/North Louisiana Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 750 PUD 369 567 / 439 TP 1,119 Prob 681 622 / 506 Poss 916 1,824 / 1,410 3P 2,716 3,013 / 2,355 Potential 2,600-5,800 2,100 / 1,624 Total 5,316-8,516 5,113 / 3,979 • Producing wells: 1,708 (gross) / 1,266 (net) • Current net daily production: 250 Mmcfe/d • Reserve life: 12.2 years • Gross/net acreage (thousands): 347 / 293 • 2008 Capital Program • 9 to 12 rig program • $481MM total capital • $329MM / 161 drilling projects • $26MM / 25 exploitation projects • $72MM operations and other projects • $54MM shale leasing Counties / Parishes in green contain EXCO leasehold interest

EXCO Resources, Inc. 24 PPT-053-INV_PRES_08-08 East Texas / North Louisiana Division Low-risk and Potential Upside Gladewater • Downspacing • Geoscience evaluation ongoing • Horizontal drilling Longwood/Waskom • Complete in Hosston • Downspacing Vernon • Drill approximately 31 wells in 2008 • Testing field limits • Downspacing opportunities • Increased locations from 15 to 282 • 100+ refrac opportunities • Evaluating 65,000+ acres • Shallow and deep potential Holly/Caspiana • Drill 75 wells in 2008 • Testing downspacing viability • Completing in uphole Hosston zones • Leasing additional acreage • Acquire additional WI • New drilling records Redlands Prospect Area • 15,000 prospective acres • Drilled 5 wells; first IP was 1.5 Mmcf/d and 100 BOPD Haynesville Shale • 119,800 prospective net acres • Drilled six vertical wells • Will drill 11 additional vertical evaluation wells and three operated horizontal wells; first horizontal drilling • Leasing additional acreage Clinton Lake/Potters Point • 8,000 prospective acres • Additional leasing ongoing • Drilled two evaluation wells Overton • Recent drilling success • Horizontal opportunities • Drilling directional wells in 2nd half 2008 Danville • Downspacing • Extending field limits • Bossier/Haynesville potential

EXCO Resources, Inc. 25 PPT-053-INV_PRES_08-08 Appalachia Division Overview Portfolio Highlights Reserves Locations Bcfe Gross / Net PD 372 PUD 212 2,091 / 1,890 TP 584 Prob 167 1,584 / 1,436 Poss 409 4,490 / 4,034 3P 1,160 8,165 / 7,237 Potential 7,000-12,000 6,500 / 6,500 Total 8,160-13,160 14,665 / 13,737 • Producing wells: 9,285 (gross) / 8,463 (net) • Current net daily production: 56 Mmcfe/d • Reserve life: 28.6 years • Gross/net acreage (thousands): 1,301 / 1,192 • 2008 Capital Program • 9 to 11 rig program • $243MM total capital • $108MM / 249 drilling projects • $4MM / 22 exploitation projects • $15MM operations and other projects • $116MM shale leasing Counties in green contain EXCO leasehold interest Silurian Clinton-Medina Sands Marcellus Activity Devonian Sands & Shale; Huron Shale

EXCO Resources, Inc. 26 PPT-053-INV_PRES_08-08 Appalachia Division Central PA 391,000 net acres 623 Bcfe 3P reserves 4,954 3P drilling locations 2008 drilling – 142 wells Northwest PA 96,000 net acres 130 Bcfe 3P reserves 1,232 3P drilling locations 2008 drilling – 30 wells Eastern OH 281,000 net acres 121 Bcfe 3P reserves 553 3P drilling locations 2008 drilling – 43 wells Northern WV 112,000 net acres 138 Bcfe 3P reserves 619 3P drilling locations 2008 drilling – 9 wells Southern WV 220,000 net acres 128 Bcfe 3P Reserves 419 3P drilling locations 2008 Drilling – 1 wells New Albany Shale Negotiating sale Marcellus • Over 276,000 net acres in core area • Over 395,000 total prospective net acres in the play • 2008 drilling – Seven vertical wells and f our horizontal wells Low-risk and Potential Upside Huron Shale Over 121,000 net acres 2008 – drill nine horizontal wells EXCO acreage in counties shaded green

EXCO Resources, Inc. 27 PPT-053-INV_PRES_08-08 Mid-Continent Area Division Overview Portfolio Highlights • Producing wells: 1,638 (gross) / 937 (net) Reserves Locations Bcfe Gross / Net PD 264 PUD 52 117 / 75 TP 316 Prob 58 69 / 36 Poss 94 362 / 166 3P 468 548 / 277 Pot 100 500 / 250 Total 568 1,048 / 527 • Current net daily production: 62 Mmcfe/d • Reserve life: 14.0 years • Gross/net acreage (thousands) 379 / 222 • 2008 Capital Program: • 2 to 4 rig program • $57MM total capital • $48MM / 57 drilling projects • $4MM / 30 exploitation projects • $5MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 28 PPT-053-INV_PRES_08-08 Mid-Continent Low Risk and Potential Upside Mocane-Laverne • Drill 37 wells in 2008 • 234 drilling locations • Increase density drilling • Atoka recompletions • Basal Chester opportunities • Evaluating 3D applicability to detect deeper hydrocarbons • Evaluating horizontal viability Golden Trend • Drill 17 wells in 2008 • 296 drilling locations • 90 square mile 3D seismic for structure evaluation • Evaluating horizontal viability • Downspacing to 40 acres Watonga Chickasha • Blowdown of Norge Marchand Waterflood • Potential downspacing •Workover potential Woodward Lindsay

EXCO Resources, Inc. 29 PPT-053-INV_PRES_08-08 Permian Basin Division Overview Portfolio Highlights • Producing wells: 287 (gross) / 229 (net) Reserves Locations (Bcfe) Gross / Net PD 89 PUD 55 172 / 164 TP 144 Prob 94 206 / 188 Poss 101 306 / 257 3P 339 684 / 609 Pot 300 700 / 588 Total 639 1,384 / 1,197 • Current net daily production: 30 Mmcfe/d • Reserve life: 13.2 years • Gross/net acreage (thousands): 72 / 50 • 2008 Capital Program: • 3 to 4 rig program • $109MM total capital • $98MM / 137 gross drilling projects • $1MM / 3 gross exploitation projects • $10MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 30 PPT-053-INV_PRES_08-08 Permian Low-risk and Potential Upside Ackerly • May drill horizontal well in 2008 Beggs Ranch • Shallow oil prospect • 20,000 net acres • 45 mi2 3D seismic shoot in 2008; evaluating Sugg Ranch • 500+ drilling locations • Drill 130 wells in 2008 • Will have 100+ mi2 3D seismic • Established multi-pay Canyon, Clearkfork and Wolfcamp formations – oil and gas • Added 40,000+ net acres

EXCO Resources, Inc. 31 PPT-053-INV_PRES_08-08 Rocky Mountains Overview Portfolio highlights • Producing wells: 66 (gross) / 54 (net) Reserves Locations (Bcfe) Gross / Net PD 7 PUD 5 11 / 9 TP 12 Prob 8 12 / 10 Poss 213 127 / 88 3P 233 150 / 107 Pot 1,100 2,000 / 1,940 Total 1,333 2,150 / 2,047 • Current net daily production: 2 Mmcfe/d • Reserve life: 16.4 years • Gross/net acreage (thousands): 150 / 133 • 2008 Capital Program: • 1 to 2 rig program • $15MM total capital • $11MM / 4 gross drilling projects • $0.2MM / 2 gross exploitation projects • $4MM operations and other projects Counties in green contain EXCO leasehold interest

EXCO Resources, Inc. 32 PPT-053-INV_PRES_08-08 Rocky Mountains Low-risk and Potential Upside Wyoming Leasehold • 133,000 net acres total in Wind River, Powder River and Big Horn Basins • Will drill four wells in 2008 in Wind River and Big Horn Basins • Considering JV opportunities Birdseye Prospect • 7,400 net acre leasehold • Drilled 14,000 ft well; complete well in Q3 • Multiple pays in Ft Union/Lance; 4 Bcfe target • Additional 3,400 net acre farmout • Potential for 160 total drilling locations East Salt Creek Field • Evaluating: • CO2 flood potential • In-fill drilling • Step-out drilling • Reservoir enhancement • By-passed reservoirs Boone Dome Field • Deepen 2 wells in 2008 • Evaluating: • In-fill drilling • Reservoir enhancement • Facilities enhancement • By-passed reservoirs Schuster Flats Prospect • Drill 2 natural gas wells in 2008